Exhibit 10.1
Execution Version
May 19, 2021

Bonanza Creek Energy, Inc.
410 17th Street, Suite 1400
Denver, Colorado 80202
Attention: Cyrus D. Marter IV, General Counsel

Re:    Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger and Scheduled Borrowing Base Redetermination

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of December 7, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), among Bonanza Creek Energy, Inc., a Delaware corporation (the “Borrower”), each of the Lenders from time to time party thereto, each of the Issuing Banks from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.
1.    Borrower Request for Consent. The Borrower has advised the Administrative Agent and the Lenders that it has entered into that certain Agreement and Plan of Merger dated as of May 9, 2021, a copy of which is attached hereto as Exhibit A (as executed without giving effect to any subsequent amendment or modification thereto except to the extent not prohibited by the terms hereof, the “Extraction Merger Agreement”), by and among the Borrower, as “Parent”, Raptor Eagle Merger Sub, Inc., a Delaware corporation and a wholly owned Domestic Subsidiary of the Borrower (“Merger Sub”), as “Merger Sub”, and Extraction Oil & Gas, Inc., a Delaware corporation (“Extraction”), as “Company”, pursuant to which Merger Sub will be merged with and into Extraction, with Extraction being the surviving corporation (such transaction, as further described in the Merger Agreement, the “Extraction Merger”).
The Borrower has further advised the Administrative Agent and the Lenders that the Extraction Merger may not be permitted as a result of certain limitations set forth in the Credit Agreement. As a result, the Borrower has requested that the Lenders enter into this letter agreement (this “Letter Agreement”) to evidence the Lenders’ consent to the Extraction Merger on the terms and conditions set forth in this Letter Agreement.
2.    Borrower Request for Extension. Pursuant to Section 2.06(b) of the Credit Agreement, the Administrative Agent and the Lenders were scheduled to redetermine the Borrowing Base on or about May 1, 2021 (the “Spring 2021 Redetermination”). The Borrower has requested that the Administrative Agent and the Lenders enter into this Letter Agreement to evidence the Lenders’ agreement that the Spring 2021 Redetermination be postponed to on or about July 1, 2021 on the terms and conditions set forth herein (the “Specified Scheduled Redetermination Extension”).
3.    Limited Consent. In reliance on the representations, warranties, covenants and agreements contained in this Letter Agreement, the receipt and sufficiency of which are hereby acknowledged and confessed, and notwithstanding any limitations set forth in the Credit Agreement and subject to the satisfaction of the condition precedent in Section 7 hereof, the Lenders party hereto hereby consent to the Extraction Merger, subject to the following terms and conditions:

    (a)    the Extraction Merger shall occur (i) on or prior to 5:00 p.m. Denver, Colorado time, on November 9, 2021 (or such later date as the Administrative Agent may agree to in its sole discretion) and (ii) in accordance with the terms and conditions set forth in the Extraction Merger Agreement, with neither the Borrower nor Extraction nor any other party thereto being in material breach thereof;
    (b)    immediately after giving effect to the Extraction Merger, no Event of Default has occurred and is continuing; and
    (c)    immediately after giving effect to the Extraction Merger, each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party shall be true and correct in all material respects on and as of the date of the Extraction Merger, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of the Extraction Merger, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall be true and correct in all respects.
For the avoidance of doubt and notwithstanding anything herein to the contrary, nothing in this Letter Agreement shall constitute or be deemed to constitute a consent to, extension of, or waiver of, the requirements of Section 8.14 and Section 8.18 of the Credit Agreement with respect to Extraction and any of its subsidiaries that are Domestic Subsidiaries.
4.    Grant of Extension. In reliance on the representations, warranties, covenants and agreements contained in this Letter Agreement, the receipt and sufficiency of which are hereby acknowledged and confessed, and notwithstanding anything to the contrary in Section 2.06(b) of the Credit Agreement and subject to the satisfaction of the condition precedent in Section 7 hereof, the Administrative Agent and each of the undersigned Lenders hereby agree to grant the Specified Scheduled Redetermination Extension. The extension granted herein shall apply only with respect to the Spring 2021 Redetermination and not to any future Scheduled Redeterminations.
5.    Limitations on Limited Consent and Grant of Extension. The limited consent and extension granted pursuant to this Letter Agreement are limited solely to the Extraction Merger and the Specified Scheduled Redetermination Extension. Nothing contained herein shall constitute or be deemed to constitute a consent to, extension of, or waiver of, any other action or inaction of the Borrower or any of the other Credit Parties which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document, nor shall this Letter Agreement constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders shall have no obligation to grant any future extensions, waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document, and the parties hereto agree that this Letter Agreement shall not waive, affect or diminish any right of the Administrative Agent and the Lenders to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents.
6.    Amendments to Extraction Merger Agreement. Without the prior written consent of the Administrative Agent, the Borrower will not, and will not permit any of its Restricted Subsidiaries to enter into any supplement, modification, amendment, or amendment and restatement of, or agree to any written waiver of any right or obligation of any Person under, the Extraction Merger Agreement (including without limitation the Borrower’s forgoing of any termination right it might have as a result of a breach of the Merger

Agreement by Extraction) if the effect thereof would be materially adverse to the Administrative Agent and/or the Lenders.
7.    Condition Precedent. The effectiveness of this Letter Agreement is subject to the Administrative Agent’s receipt of executed counterparts of this Letter Agreement from each Credit Party and the Required Lenders.

8.    Ratifications and Affirmations of the Credit Parties. Each Credit Party hereby expressly (a) ratifies and affirms its obligations under the Credit Agreement, as amended or otherwise modified hereby, and the other Loan Documents to which it is a party, (b) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, (c) agrees, with respect to such Credit Party that is a Guarantor, that its Guarantee under the Guarantee Agreement remains in full force and effect with respect to the Obligations, (d) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Letter Agreement are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable) and have been duly authorized by all necessary action, and (e) acknowledges the validity, enforceability and binding effect against such Credit Party of the Credit Agreement and each other Loan Document to which such Credit Party is a party, as amended or otherwise modified hereby, except to the extent the same may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally.

9.    Miscellaneous.

(a)    This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction will be required thereby. The provisions of Section 12.09 of the Credit Agreement are hereby incorporated by reference and made a part hereof.

(b)    The expense reimbursement and indemnification provisions of Section 12.03 of the Credit Agreement are hereby incorporated by reference and made a part hereof.

(c)    THIS LETTER AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
(d)    This Letter Agreement may be executed in separate counterparts and delivery of an executed signature page hereof by facsimile or electronic mail (including .pdf) shall be effective as delivery of manually executed counterpart hereof. This Letter Agreement constitutes a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.

[Signature Pages Follow]

                            Very truly yours,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Darren Vanek
Name:	Darren Vanek
Title:	Authorized Officer

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Benjamin Brollier
Name:	Benjamin Brollier
Title:	Vice President

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Director

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

CITIBANK, N.A.,
as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Springer
Name:	John C. Springer
Title:	Vice President

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Managing Director

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

TRUIST BANK (as successor by merger to SunTrust Bank),
as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Senior Director

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

BOKF, N.A. dba BANK OF OKLAHOMA,
as a Lender

By:	/s/ Taryn Watson
Name:	Taryn Watson
Title:	Vice President

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

COMERICA BANK,
as a Lender

By:	/s/ Caroline M McClurg
Name:	Caroline M McClurg
Title:	Senior Vice President

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

Accepted and Agreed to:

BORROWER:

BONANZA CREEK ENERGY, INC.,
a Delaware corporation

By:	/s/ Brant H. DeMuth
Name:	Brant H. DeMuth
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

GUARANTORS:

BONANZA CREEK ENERGY, OPERATING COMPANY, LLC,
a Delaware limited liability company

By:	/s/ Brant H. DeMuth
Name:	Brant H. DeMuth
Title:	Executive Vice President and Chief Financial Officer

HOLMES EASTERN COMPANY, LLC,
a Delaware limited liability company

By:	/s/ Brant H. DeMuth
Name:	Brant H. DeMuth
Title:	Executive Vice President and Chief Financial Officer

ROCKY MOUNTAIN INFRASTRUCTURE, LLC,
a Delaware limited liability company

By:	/s/ Brant H. DeMuth
Name:	Brant H. DeMuth
Title:	Executive Vice President and Chief Financial Officer

HIGHPOINT RESOURCES CORPORATION,
a Delaware corporation

By:	/s/ Brant H. DeMuth
Name:	Brant H. DeMuth
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

HIGHPOINT OPERATING CORPORATION,
a Delaware corporation

By:	/s/ Brant H. DeMuth
Name:	Brant H. DeMuth
Title:	Executive Vice President and Chief Financial Officer

FIFTH POCKET PRODUCTION, LLC,
a Delaware limited liability company

By:	/s/ Brant H. DeMuth
Name:	Brant H. DeMuth
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to
Letter Agreement Regarding Extraction Oil & Gas, Inc. Merger
and
Scheduled Borrowing Base Redetermination]

EXHIBIT A
Extraction Merger Agreement
[Attached]
Exhibit A